SUPPLEMENT DATED DECEMBER 22, 2003 TO

                       PROSPECTUSES DATED MAY 1, 2003 FOR

                  NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
                   NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

                [X] OPTIONS ELITE                   [X] SURVIVOR OPTIONS ELITE
                [X] OPTIONS PREMIER                 [X] SURVIVOR OPTIONS PREMIER

                 NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA
                   NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT A

                [X] OPTIONS ELITE                   [X] SUVIVOR OPTIONS PREMIER
                [X] OPTIONS PREMIER

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     THIS SUPPLEMENT UPDATES PROSPECTUS DISCLOSURE FOR THE ABOVE POLICIES. IN
CONSULTATION WITH MANY OF THE PORTFOLIOS AVAILABLE THROUGH THE SEPARATE ACCOUNTS, WE ARE CURRENTLY EVALUATING OUR POLICIES AND PROCEDURES WITH RESPECT TO TRANSFER REQUESTS.

     Under "Transfers," the flush paragraph immediately after the bulleted list, of features applicable to transfers under the Policy, is amended and restated as follows:

     Disruptive trading practices, which hamper the orderly pursuit of stated investment objectives by Portfolio managers, may adversely affect the performance of the Subaccounts. In instances of disruptive trading that we may determine to be, or may have already determined to be, harmful to Policy Owners, we will, through the use of appropriate means available to us, attempt to curtail or limit the disruptive trading. If your trading activities, or those of a third party acting on your behalf, constitute disruptive trading, we reserve the right not to process the transfer request. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed. We will notify any affected requestor in a timely manner of any actions we take to restrict his or her ability to make transfers.

     We may add new Portfolios, or new share classes of currently available Portfolios, that assess short-term trading fees. In the case of new share class additions, your subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by a Portfolio when you transfer out of a Subaccount before the end of a stated period. These fees will only apply to Subaccounts invested in Portfolios that impose such a charge. The Portfolio intends short-term trading fees to compensate the Portfolio and its shareholders for the negative impact on performance that may result from disruptive trading practices, including frequent trading and short-term trading (market timing) strategies. The fees are not intended to adversely impact Policy Owners not engaged in such strategies. The Separate Account will collect the short-term trading fees at the time of the transfer by reducing the Policy Owner's Subaccount value. We will remit all such fees to the Portfolio.

     PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE. IF YOU HAVE ANY QUESTIONS, CALL US AT (800) 688-5177 OR YOUR REGISTERED REPRESENTATIVE.